                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Champps Entertainment, Inc. (the "Company") on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on May 9, 2003 (the "Report"), I, William H. Baumhauer, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ William H. Baumhauer
William H. Baumhauer
Chairman of the Board, President and
Chief Executive Officer
Date: May 9, 2003